                                                                    EXHIBIT 10.1

                                VOTING AGREEMENT

     This VOTING AGREEMENT (this "Agreement") is dated March 19, 2004, and is among HALSEY DRUG CO., INC., a New York corporation (the "Company"), IVAX PHARMACEUTICALS NEW YORK LLC, a New York limited liability company (the "Purchaser"), and each signatory listed on Exhibit A attached hereto (each such signatory a "Holder" and, collectively, the "Holders").

     WHEREAS, the Company and the Purchaser are parties to that certain Asset Purchase Agreement dated as of March 19, 2004 (the "Asset Purchase Agreement"), substantially in the form attached hereto as Exhibit B and as finally entered into by the Purchaser pursuant to which the Purchaser is purchasing certain of the Company's assets used in connection with the Company's operations located in Congers, New York, on such terms and conditions as determined by the Company's Board of Directors and the Purchaser (the "Proposed Transaction"); and

     WHEREAS, to induce the Purchaser to enter into the Asset Purchase Agreement which it would not do but for the agreement of the Holders to enter into this Agreement; and

     WHEREAS, the closing of the Proposed Transaction is conditioned upon security holders of the Company, who, collectively, represent no less than two-thirds of the Company's issued and outstanding common stock or right to vote as if they owned such common stock, entering into this Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. Representations and Warranties. Each Holder hereby represents, warrants and covenants to the Purchaser as follows:

          (a) Title. As of the date hereof, each Holder is the sole beneficial owner of record of the number of shares of each class of security of the Company set forth on Exhibit A hereto (the "Shares"). The term "beneficial owner" and all correlate expressions are used in this Agreement as defined in Rules 13d-3 and 16a-1 under the Securities Exchange Act of 1934, as amended; provided, however, that for the avoidance of doubt, each Holder will not be deemed the beneficial owner of any shares of capital stock of the Company that a Holder has the right to acquire, such as shares issuable to a Holder upon the exercise of an option or warrant, unless and until such shares are actually acquired by a Holder at which time such shares shall be treated as Additional Shares pursuant to Section 5 below; and further provided that notwithstanding the proviso stated above, certain of the Holders have the right to vote their Shares.

          (b) Right to Vote. As of the date hereof, except for this Agreement or as otherwise permitted by this Agreement, each Holder has full legal power, authority and right to vote all of the Shares then owned of record or beneficially by it, in favor of the approval and authorization of the Proposed Transaction without the consent or approval of, or any other action on the part of, any other Person. Without limiting the generality of the foregoing, each Holder has not entered into any voting agreement (other than this Agreement) with any Person with respect to any of the Shares, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposited any of the Shares in a voting trust or entered into any arrangement or agreement with any Person limiting or affecting such Holder's legal power, authority or right to vote the Shares on any matter, except for the Voting Agreement dated February 6, 2004, concerning the election of directors and the amendment to the certificate of incorporation to increase the authorized common stock of the Company and authorize the creation of preferred stock. From and after the date hereof, except as otherwise permitted by this Agreement, each Holder will not commit any act that could restrict or otherwise affect such Holder's legal power, authority and right to vote all of the Shares then owned of record or beneficially by such Holder. Without limiting the generality of the foregoing, except for this Agreement and as otherwise permitted by this Agreement, from and after the date hereof, each Holder shall not enter into any voting agreement with any Person with respect to any of the Shares, grant any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the Shares, deposit any of the Shares in a voting trust or otherwise enter into any agreement or arrangement of any kind with any Person limiting or affecting such Holder's legal power, authority or right to vote the Shares in favor of the approval of the Proposed Transaction.

          (c) Authority. Each Holder has full legal power, authority and right to execute and deliver and to perform its obligations under this Agreement. This Agreement has been duly and validly executed and delivered by each Holder and constitutes a legal, valid and binding agreement of each Holder enforceable against it in accordance with its terms.

          (d) Conflicting Instruments. The execution and delivery of this Agreement and the performance by each Holder of its obligations hereunder will not result in any: (i) violation or breach of, or be in conflict with, such Holder's respective organizational documents or material contracts, as applicable or (ii) violation of any statutes, laws, rules, regulations, orders or judgments applicable to such Holder, as applicable, except for any such breach, violation, conflict or default which, individually or in the aggregate, would not impair or adversely affect such Holder's ability to perform its obligations under this Agreement or render inaccurate any of the representations made by such Holder herein.

     2. Covenants. Until the termination of this Agreement in accordance with
Section 4, each Holder hereby agrees as follows:

          (a) Restrictions on Transfer. Each Holder shall not, directly or indirectly, assign, sell, pledge, encumber, transfer (including transfers by testamentary or intestate succession or otherwise by operation of law) or otherwise dispose of (collectively, "Transfer"), or agree to or allow the Transfer, any of the Shares owned of record or beneficially by such Holder or any right, title or interest in any Additional Shares (or any right, title or interest therein, including but not limited to any right or power to vote to which the holder thereof may be entitled, whether such right or power is granted by proxy or otherwise); provided, however, that notwithstanding anything to the contrary contained in this Agreement, a Holder may Transfer Shares or any right, title or interest in any Additional Shares to a transferee if such transferee executes and delivers to the Company and the Purchaser a joinder to this Agreement satisfactory in form and substance to the Company and the Purchaser, stating that such transferee agrees to be fully bound by the terms of this Agreement.

          (b) Agreement to Vote. Each Holder hereby agrees to vote or to cause to be voted all of the Shares and Additional Shares owned of record or beneficially by such Holder as of the record date for such meeting or written consent, at the Company's upcoming meeting of Shareholders and at any other annual or special meeting of stockholders of the Company where any such proposal is submitted, and in connection with any written consent of stockholders: (A) in favor of the Proposed Transaction; and (B) against any action that may reasonably be expected to (i) impede, interfere with, delay, postpone or attempt to discourage the consummation of the transactions contemplated by the Asset Purchase Agreement or
(ii) result in a breach of any of the covenants, representations, warranties or other obligations or agreements of the Company under the Asset Purchase Agreement which would materially and adversely affect the Company or the Purchaser or their respective abilities to consummate the transactions contemplated by the Asset Purchase Agreement.

          (c) Granting of Proxy. In furtherance of the terms and provisions of this Agreement, and to secure the performance of obligations hereunder, each Holder hereby grants an irrevocable proxy, coupled with an interest, to the Purchaser and any authorized representative or agent of the Purchaser to vote all of the Shares beneficially owned now or during the term of the Asset Purchase Agreement by the Holder in favor of the Proposed Transaction and in accordance with the provisions of Section 2(b) and this Section 2(c). Each Holder hereby ratifies and approves of each and every action taken by the Purchaser and any authorized representative or agent of the Purchaser pursuant to the foregoing proxy. Notwithstanding the foregoing, if requested by the Purchaser, each Holder shall execute and deliver applicable proxy materials in furtherance of the provisions of Section 2(b) and this Section 2(c).

          (d) Appointing New Agent. Each Holder hereby covenants that if for any reason, Galen Partners III, L.P. is no longer acting as the agent for the Holders, pursuant to a certain Agency Letter Agreement dated February 6, 2004, the Holders shall appoint a replacement agent and the Holders shall cause such replacement agent to sign an Agent's Release of Liens form in the same form signed by Galen Partners III, L.P. on this date.

          (e) Each Holder consents to the Company's granting of a first lien and security interest in and to the Purchaser in the Acquired Assets to secure the repayment of the First Closing Payment and no Holder will consent to the granting of any other lien by it or by any Third-Party on the Acquired Assets.

     3. Action in Holder Capacity Only. Each Holder makes no agreement or understanding herein as director, officer or employee of the Company. Each Holder signs solely in such Holder's capacity as a record holder and beneficial owner of the Shares, and nothing herein shall limit or affect any actions taken in its capacity as an officer, director or employee of the Company.

     4. Amendments; Termination; Modification.

          (a) Except as otherwise provided herein, this Agreement may not be amended except by an instrument in writing signed on behalf of all parties.

          (b) This Agreement will terminate upon the earlier to occur of (i) the date and time at which the Company's stockholder approval approving the Proposed Transaction is obtained, and (ii) the termination of the Purchase Agreement in accordance with its terms.

     5. Additional Shares. If, after the date hereof, a Holder acquires beneficial or record ownership of any additional shares of capital stock of the Company (any such shares, "Additional Shares"), including, without limitation, upon exercise of any option, warrant or right to acquire shares of capital stock of the Company or through any stock dividend or stock split, the provisions of this Agreement applicable to the Shares will thereafter be applicable to such Additional Shares as if such Additional Shares had been Shares as of the date hereof. The provisions of the immediately preceding sentence will be effective with respect to Additional Shares without action by any person or entity immediately upon the acquisition by such Holder of beneficial ownership of such Additional Shares.

     6. Certain Remedies. Without intending to limit the remedies available to any of the parties, each party agrees that damages at law will be an insufficient remedy in the event such party violates the terms hereof or the powers granted hereunder. Each party agrees that each of the other parties hereto may apply for and have injunctive or other equitable relief in any court of competent jurisdiction to restrain the breach or threatened breach of, or otherwise specifically to enforce, any of such party's rights or powers granted hereunder.

     7. Binding Effect. This Agreement and the powers granted hereunder will be binding upon, and inure to the benefit of, the parties hereto, their successors and permitted assigns.

     8. Notices. All notices, demands or other communications given hereunder must be in writing and transmitted by facsimile or delivered either personally or by a nationally recognized courier service marked for next business day delivery or sent in a sealed envelope by first class mail, postage prepaid and either registered or certified, return receipt requested, to the address for each party as provided on the signature pages hereto, and in the case of the Purchaser with a copy to the General Counsel or to such other address as any such party may designate in writing. Any such notice, demand or communication will be deemed to have been given (a) on the date of delivery, if delivered personally, (b) on the date of facsimile transmission, receipt confirmed, (c) one business day after delivery to a nationally recognized overnight courier service, if marked for next day delivery or (d) five business days after the date of mailing, if mailed.

     9. Miscellaneous. The section headings herein are inserted for convenience of reference only and do not affect the meaning or interpretation hereof. Any capitalized term used in this Agreement which is not defined herein shall have the meaning assigned to it in the Asset Purchase Agreement. This Agreement constitutes the entire agreement of the parties pertaining to the subject matter of this Agreement. It supersedes all prior agreements of the parties, whether oral or written, pertaining to the subject matter of this Agreement. If any provision of this Agreement is held unenforceable by a court of competent jurisdiction, all other provisions of this Agreement will remain effective. If any provision of this Agreement is held to be unenforceable only in part or degree, it will remain effective to the extent not held unenforceable. This Agreement may be executed in counterparts, each of which is an original and all of which together constitute one and the same instrument. This Agreement is governed by the laws of the State of New York without giving effect to principles of conflict of laws.

                  [Remainder of page left blank intentionally]

     The undersigned are executing this Agreement on the date stated in the introductory clause.

        HALSEY DRUG CO., INC.                                        IVAX PHARMACEUTICALS NEW YORK LLC
        616 N. North Court                                           By: IVAX Corporation
        Palatine, Illinois 60067                                     4400 Biscayne Boulevard
                                                                     Miami, Florida 33137
                                                                     Attn: Rafick Henein

         /s/ Andrew D. Reddick                                        /s/ Jordan Siegel
        ----------------------------                                 ----------------------------
        By:  Andrew D. Reddick                                       By:
        Its: President and CEO                                       Its:

        GALEN PARTNERS III, L.P.                                     ORACLE STRATEGIC PARTNERS, L.P.
        By: Claudius, L.L.C., General Partner                        By: Oracle Strategic Capital L.L.C.,
        610 Fifth Avenue, 5th Fl.                                    General Partner
        New York, New York  10019                                    200 Greenwich Avenue
                                                                     3rd Floor
                                                                     Greenwich, Connecticut 06830

         /s/ Srini Conjeevaram                                       /s/ Joel Liffmann
         ----------------------------                                ----------------------------
        By: Srini Conjeevaram                                        By: Joel Liffmann
        Its: General Partner                                         Its: Authorized Agent

        GALEN PARTNERS INTERNATIONAL, III, L.P.                      CARE CAPITAL INVESTMENTS II, LP
        By: Claudius, L.L.C., General Partner                        By:  Care Capital II, LLC, as general partner
        610 Fifth Avenue, 5th Floor                                  47 Hulfish St., Suite 310
        New York, New York  10020                                    Princeton, NJ 08542


         /s/ Srini Conjeevaram
         ----------------------------
        By: Srini Conjeevaram                                        By: /s/ David R. Ramsay
                                                                         ----------------------------
        Its: General Partner                                         Name:  David R. Ramsay
                                                                     Title: Authorized Signatory

        GALEN EMPLOYEE FUND III, L.P.                                ESSEX WOODLANDS HEALTH
        By: Wesson Enterprises, Inc.                                 VENTURES V, L.P.
        610 Fifth Avenue, 5th Floor                                  190 South LaSalle Street, Suite 2800
        New York, New York 10020                                     Chicago, IL 60603

          /s/ Bruce F. Wesson                                         /s/ Immanuel Thangaraj
         ----------------------------                                ----------------------------
        By: Bruce F. Wesson                                          By: Immanuel Thangaraj
            Its: General Partner                                     Its: Managing Director

        ALAN SMITH                                                   PATRICK COYNE
        21 Bedlow Avenue                                             800 Merion Square Road
        Newport, Rhode Island  02840                                 Gladwyne, Pennsylvania 19035

         /s/ Alan Smith                                               /s/ Patrick Coyne
         ----------------------------                                ----------------------------

        MICHAEL WEISBROT                                             SUSAN WEISBROT
        1136 Rock Creek Road                                         1136 Rock Creek Road
        Gladwyne, Pennsylvania  19035                                Gladwyne, Pennsylvania  19035

         /s/ Michael Weisbrot                                         /s/ Susan Weisbrot
         ----------------------------                                 ----------------------------


        GREG WOOD                                                    DENNIS ADAMS
        1263 East Calavera Street                                    120 Kynlyn Road
        Altadena, CA 91001                                           Radnor, Pennsylvania  19312


         /s/ Greg Wood                                                /s/ Dennis Adams
        ----------------------------                                 ----------------------------

        STEFANIE HEITMEYER                                           BERNARD SELZ
        17759 Road, Route 66                                         600 Fifth Avenue, 25th Floor
        Fort Jennings, Ohio 45844                                    New York, New York 10020


         /s/ Stefanie Heitmeyer                                       /s/ Bernard Selz
        ----------------------------                                 ----------------------------

        PETER CLEMENS                                                ROGER GRIGGS
        c/o Halsey Drug Co., Inc.                                    c/o Tom Jennings
        616 N. North Court                                           7300 Turfway Road
        Palatine, Illinois 60067                                     Suite 300
                                                                     Florence, KY 41042


         /s/ Peter Clemens                                            /s/ Roger Griggs
        ----------------------------                                 ----------------------------

        VARSHA H. SHAH                                               HEMANT K. SHAH
        29 Chrissy Drive                                             29 Chrissy Drive
        Warren, New Jersey  07059                                    Warren, New Jersey  07059

        VARSHA H. SHAH AS CUSTODIAN                                  VARSHA H. SHAH AS CUSTODIAN
        FOR SACHIN H. SHAH                                           FOR SUMEET H. SHAH
        29 Chrissy Drive                                             29 Chrissy Drive
        Warren, New Jersey  07059                                    Warren, New Jersey  07059

        ----------------------------                                 ----------------------------
        By: Varshah H. Shah                                          By: Varshah H. Shah
        Its: Custodian                                               Its: Custodian


        MICHAEL RAINISCH                                             ILENE RAINISCH
        c/o Alvin Rainisch                                           c/o Alvin Rainisch
        300 Flower Lane                                              300 Flower Lane
        Morganville, New Jersey  07751                               Morganville, New Jersey  07751

         /s/ Michael Rainisch                                         /s/ Ilene Rainisch
        ----------------------------                                 ----------------------------
        KENNETH GIMBEL, IRA ACCOUNT                                  KENNETH GIMBEL
        FBO KENNETH GIMBEL                                           2455 Montgomery Avenue
        2455 Montgomery Avenue                                       Highland Park, Illinois  60035
        Highland Park, Illinois  60035

         /s/ Kenneth Gimbel                                           /s/ Kenneth Gimbel
        ----------------------------                                 ----------------------------
        By:
            ----------------------------
        Its: Trustee

        JESSICA K. CLEMENS                                           JAKE P. CLEMENS
        c/o Halsey Drug Co., Inc.                                    c/o Halsey Drug Co., Inc.
        616 N. North Court                                           616 N. North Court
        Palatine, Illinois 60067                                     Palatine, Illinois 60067


         /s/ Peter Clemens                                            /s/ Peter Clemens
        ----------------------------                                 ----------------------------

        MICHAEL REICHER TRUST                                        ANDREW D. REDDICK
        c/o Halsey Drug Co., Inc.                                    c/o Halsey Drug Co., Inc.
        616 N. North Court                                           616 N. North Court
        Palatine, Illinois 60067                                     Palatine, Illinois 60067


                                                                      /s/ Andrew D. Reddick
                                                                     ----------------------------
        ----------------------------
        By: Michael K. Reicher
        Its: Trustee


        PETER STIEGLITZ                                              GEORGE E. BOUDREAU
        RJ Palmer LLC                                                222 Elbow Lane
        156 West 56th Street, 5th Floor                              Haverford, PA  19041
        New York, New York 10019


         /s/ Peter Stieglitz                                          /s/ George E. Boudreau
        ----------------------------                                 ----------------------------

        JOHN E. HEPPE, JR.                                           JAMES F. EMIGH
        237 W. Montgomery Avenue                                     c/o Halsey Drug Co., Inc.
        Haverford, Pennsylvania 19041                                616 N. North Court
                                                                     Palatine, Illinois 60067


         /s/ John E. Heppe, Jr.                                       /s/ James F. Emigh
        ----------------------------                                 ----------------------------

        WILLIAM G. SKELLY
        c/o Central Biomedia, Inc.
        9900 Pflumm Road - Suite 63
        Lenexa, KS 66215


         /s/ William Skelly
        ----------------------------

                                   EXHIBIT A